UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2023

Meta Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36247	74-3237581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Highfield Park Dr
Dartmouth, Nova scotia		B3A 4R9
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 902 482-5729

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 16, 2023, the Board of Directors (the “Board”) of Meta Materials Inc., a Nevada corporation (the “Company”), terminated the employment of George Palikaras from all positions with the Company. Under the employment agreement between Mr. Palikaras and the Company, upon his termination of his employment, Mr. Palikaras is required to immediately resign as a director as of the date of termination. Mr. Palikaras will receive benefits outlined in his employment agreement in connection with his termination.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 16, 2023, the Board authorized, approved and adopted an amendment to the Company’s Amended and Restated Bylaws to reduce the quorum requirement for meetings of the Company’s stockholders from a majority of the Company’s outstanding shares entitled to vote, represented in person or by proxy to one-third of the Company’s outstanding shares entitled to vote, represented in person or by proxy (the “Bylaw Amendment”).

The Bylaw Amendment became effective immediately upon its adoption and amended Section 2.7 of the Company’s Amended and Restated Bylaws.

The above description of the Bylaw Amendment does not purport to be complete and is qualified in its entirety by reference to the Bylaw Amendment, which is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	First Amendment to Amended and Restated Bylaws of Meta Materials Inc.
10.1	Employment Agreement, dated July 1, 2021, between Metamaterial Technologies, Canada, Inc. and George Palikaras.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

META MATERIALS INC.

Date:	October 20, 2023	By:	/s/ Uzi Sasson
Uzi Sasson Chief Financial Officer and Chief Operating Officer